Exhibit 10.20

SECURITIES TRANSFER AGREEMENT

This Securities Transfer Agreement (this “Agreement”) is made as of the 28th day of February, 2014, by and among Arch Therapeutics, Inc. (the “Company”) (solely with respect to Section 2), Punit Dhillon (“Recipient”) and 0903746 B.C. Ltd. (“Transferor”).

RECITALS

A.           WHEREAS, Transferor is the holder of record of (i) Seven Hundred Thousand (700,000) shares (the “Shares”) of the common stock, $0.001 par value per share (the “Common Stock”), of the Company, (ii) a Series A Warrant numbered W-2014-A-06 to acquire up to Seven Hundred Thousand (700,000) shares of Common Stock (the “Series A Warrant”); (iii) a Series B Warrant numbered W-2014-B-06 to acquire up to Seven Hundred Thousand (700,000) shares of Common Stock (the “Series B Warrant”), and (iii) a Series C Warrant numbered W-2014-C-06 to acquire up to Seven Hundred Thousand (700,000) shares of Common Stock (the “Series C Warrant”, and together with the Shares, the Series A Warrant and the Series B Warrant, the “Transferred Securities”);

B.           WHEREAS, Transferor desires to transfer, in exchange for an aggregate of US$175,000 (the “Purchase Price”) all of the Transferred Securities to Recipient, subject and pursuant to the terms of this Agreement; and

C.           WHEREAS, pursuant to the terms of that certain Securities Purchase Agreement, dated as of January 30, 2014 (the “Securities Purchase Agreement”), by and among the Company, Transferor and certain other parties thereto, and that certain Registration Rights Agreement, dated as of February 4, 2014 (the “Registration Rights Agreement”), by and among the Company, Transferor and certain other parties thereto, the Transferred Securities and the holder thereof are afforded certain rights and are subject to certain obligations and restrictions as set forth therein.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Recipient and Transferor agree as follows:

AGREEMENT

1.           Securities Transfer.

(a)          The Transfer of the Transferred Securities. At the Closing (as defined Section 1(b) below and subject to and upon the terms and conditions of this Agreement), Transferor shall transfer to Recipient the Transferred Securities, and Recipient agrees to hold the Transferred Securities in accordance with the terms and conditions of this Agreement.

(b)          Closing; Closing Date. The transfer of the Transferred Securities shall occur at a “Closing” which shall be deemed to be held simultaneously with Recipient’s delivery to Transferor of the Purchase Price, by way of wire transfer or other delivery mechanism mutually agreed upon by the Transferor and Recipient (the “Closing Date”). As soon as practicable after the Closing, Transferor shall deliver to the Company, or shall cause to be delivered to the Company, the share certificate or certificates representing the Shares and the originally signed version of each of the Series A Warrant, the Series B Warrant and the Series C Warrant, and, thereafter, the Company shall deliver to Recipient a share certificate representing the Shares and a replacement of the Series A Warrant, Series B Warrant and Series C Warrant, in each case registered in Recipient’s name.

2.           Joinder to the Securities Purchase Agreement and the Registration Rights Agreement. By executing this Agreement, Recipient is made party to and agrees that, as of the Closing, it and the Transferred Securities are bound by, afforded all of the rights and privileges granted under, and subject to the continuing obligations and duties imposed by each of the Securities Purchase Agreement and the Registration Rights Agreement.

3.           Legends. All certificates representing (a) any of the Shares, (b) the replacement Series A Warrant, Series B Warrant and Series C Warrant, and (c) any of the shares of Common Stock issuable upon exercise of any of the replacement Series A Warrant, Series B Warrant and Series C Warrant shall, except as provided in the Securities Purchase Agreement, have endorsed thereon substantially the following legends:

(a)          “NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(b)          Any legend required under applicable state securities laws.

4.           Representations and Warranties of Transferor.

(a)          Ownership and Title. Transferor owns and holds good and valid title to the Transferred Securities, free and clear of any liens, claims, encumbrances, security interests or contractual restrictions other than those set forth in the Securities Purchase Agreement and Registration Rights Agreement.

(b)          Authorization. Transferor has the full and unrestricted right, power, capacity and authority (i) to execute and deliver this Agreement, (ii) to transfer good and valid title to the Transferred Securities free and clear of any liens, claims, encumbrances, security interests or contractual restrictions other than those set forth in the Securities Purchase Agreement and Registration Rights Agreement, and (iii) to deliver the Transferred Securities to Recipient.

(c)          Original Purchase Intent of Transferor. Transferor represents and warrants that he originally acquired the Transferred Securities for investment purposes for its own account only and not with a view to or for sale in connection with any distribution of all or any part of the Transferred Securities.

5.           Representations and Warranties of Recipient. In accepting the Transferred Securities, Recipient (a) makes to the Company and Transferor the representations and warranties set forth in Section 2 of the Securities Purchase Agreement as if it were a Buyer thereunder, and (b) represents and warrants to the Company that the information set forth in Exhibit B to the Registration Rights Agreement (as amended pursuant to this Agreement) is, as of the date hereof, accurate and complete with respect to him; provided that the reference to Transferor in the table and related footnotes under the heading “Selling Securityholders” therein shall be deleted in their entirety and replaced with the following information about Recipient:

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Name of Selling Securityholder	Number of Shares of Outstanding Common Stock Beneficially Owned Prior to this Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering	Percentage of Shares of Common Stock Beneficially Owned After Offering

Punit Dhillon	3,550,000	2,800,000	750,000	*

6.           Miscellaneous.

(a)          Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

(b)          Entire Agreement. This Agreement, the Securities Purchase Agreement and the Registration Rights Agreement, including any exhibits hereto and thereto, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.

(c)          Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to Transferor or Recipient at their respective addresses shown on the Company’s records and to the Company at the address of its principal corporate offices (attention: President) or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto. If either Transferor or Recipient have failed to designate an address on the signature page of this Agreement, Transferor’s or Recipient’s address for purposes of this Section 6(c) may be their last known address or, if none, General Delivery, Postmaster, of the last known city and state of their residence.

(d)          Assignment of Rights; Binding Upon Successors. The Company may assign its rights and delegate its duties under this Agreement. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the parties, their heirs, executors, administrators, successors and assigns.

(e)          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard for its conflict of law principles.

(f)          Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

(g)          Amendments and Waivers. Neither this instrument nor any provision thereof may be waived, modified, discharged or terminated except by an instrument in writing signed by Recipient, Transferor and the Company.

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(h)          Counterparts. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.

Signature page follows

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

RECIPIENT		TRANSFEROR
0903746 B.C. LTD

/s/ Punit Dhillon		/s/ Maheep Dhillon
Punit Dhillon		Maheep Dhillon
Managing Member

Address:	11220 Corte Belleza	Address:	1885 E. 36th Ave.
	San Diego, CA 92130		Vancouver, B.C. V5P 1C7

Solely with respect to Section 2 hereof:

ARCH THERAPEUTICS, INC.,
a Nevada corporation

/s/ Terrence W. Norchi
Terrence W. Norchi, President and CEO

Address:	20 William Street, Suite 270
Wellesley, Massachusetts 02481

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, 0903746 B.C. Ltd. hereby transfers unto Punit Dhillon, Seven Hundred Thousand (700,000) shares of Common Stock of Arch Therapeutics, Inc., a Nevada corporation (the “Company”), represented by Certificate No. 257, standing in its name on the books of the Company, and does hereby irrevocably constitute and appoint the Company”s transfer agent, Empire Stock Transfer Inc., to transfer said stock in the books of the Company with full power of substitution.

Date: February 28, 2014

0903746 B.C. Ltd.

/s/ Maheep Dhillon
Maheep Dhillon
Managing Member